UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 28, 2013

PREVENTION INSURANCE.COM
(Exact name of registrant as specified in its charter)

000-32389
(Commission File Number)

Nevada	88-0126444
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

c/o Paragon Capital LP
110 East 59th Street, 22 Floor
New York, New York 10022

(Address of principal executive offices)

212-593-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 28, 2013, Prevention Insurance.com, a Nevada corporation (the “Company”), terminated the audit services of its independent registered public accounting firm, Santora CPA Group (“Santora”), effective as of that date.

a)	Termination of Current Independent Registered Public Accounting Firm.

i.	On June 28, 2013, Company terminated the audit services of Santora, the Company’s current independent registered public accounting firm.

ii.	The Company’s Board of Directors ratified such termination on June 28, 2013.

iii.
Santora’s audit report on the financial statements of the Company for the year ended April 30, 2012 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

iv.
There were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Santora to make reference in connection with Santora’s opinion to the subject matter of the disagreement.

v.
In connection with the audited financial statements of the Company for the year ended April 30, 2012 and quarterly interim unaudited financial information as of and for the nine months ended January 31, 2013 and through the date of Santora’s termination on June 28, 2013, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi.
The Company provided Santora with a copy of this Current Report on Form 8-K and requested that Santora furnish the Company with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Santora, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm.

i.	On June 28, 2013, the Company retained GBH, CPAs, PC (“GBH”) as the Company’s new independent registered public accounting firm.

ii.	The Company’s Board of Directors accepted such retention on June 28, 2013.

iii.
During the fiscal years ended April 30, 2012 and 2011, and any subsequent interim period through the date hereof, the Company has not consulted with GBH regarding the application of accounting principles related to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from Santora CPA Group dated July 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREVENTION INSURANCE.COM

Date: July 01, 2013	By:	/s/Alan Donenfeld
Alan Donenfeld
Chief Executive Officer